Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.13

AMENDMENT NO. 1

TO THE LICENSE AGREEMENT

This Amendment No. 1 to the License Agreement (this “Amendment No. 1”) is effective as of October 15th 2020, by and between Avalyn Pharma Inc., a Delaware corporation having its principal place of business at 701 Pike Sheet Suite 1500 Seattle, WA 98101, USA (“Avalyn”), and PARI Pharma GmbH, a German corporation having its principal place of business at Moosstrasse 3, 82319 Starnberg, Germany (“PARI”) (each of Avalyn and PARI being individually a “Party” and together the “Parties”).

A. WHEREAS, PARI and Avalyn (formerly known as Genoa Pharmaceuticals, Inc.) are parties to that certain License Agreement, dated as of April 3, 2017 (the “Agreement”); and

B. WHEREAS, PARI and Avalyn are parties to that certain Quality Agreement For Clinical Trial Supply, dated as of January 21,2020 (the “Quality Agreement”); and

C. WHEREAS, Avalyn wishes and PARI agrees, in conformity with the respective provisions of the Agreement and separate Quality Agreement, to use a different controller suitable to operate the Device than the originally agreed controller; and

D. WHEREAS, the Parties wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Capitalized terms used but not defined in this Amendment No. 1 will have the meanings ascribed to them in the Agreement or in the Quality Agreement.
2.
All uses of “Genoa” under the Agreement shall be replaced with “Avalyn.”
3.
The following definition shall be added to Section 1 of the Agreement:

“Controller Type 178” shall mean [***].”

4.
Section 9.3.1 a) of the Agreement is hereby deleted and replaced by the following:

“The Parties agree that PARI shall manufacture and supply the Device intended for commercial use in [***] with the Drug Product(s) for a price not to exceed [***] per Nebulizer Starter Kit (including [***]) excluding any taxes, shipping and storage costs associated with such Device (the “US Baseline Starter Kit Price”). Prices for countries outside [***] will be negotiated in good faith between the Parties and will include a mark-up for the local distribution services if those arc requested by Avalyn.”

ACTIVE/204421759.1

5.
Schedule A1 to the Agreement is hereby deleted and replaced by Schedule A1 (October 2020) attached to this Amendment No. 1
6.
Upon execution, this Amendment No. 1 shall be made a part of the Agreement and shall be incorporated by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 1 to be executed by its duly authorized representatives.

PARI PHARMA GMBH	AVALYN PHARMA INC.

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SCHEDULE Al

(October 2020)

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